EXHIBIT 99.1

News Release

CONTACTS:
Magma Design Automation Inc.:
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
monical@magma-da.com	milan.lazich@magma-da.com

Magma Reports Record Revenue for Fourth Quarter and Fiscal Year 2006

Fiscal 2006 revenue of $164.0 million is 12.4 percent higher than prior-year total

SANTA CLARA, Calif., April 27, 2006 –– Magma Design Automation Inc. (Nasdaq: LAVA), a provider of semiconductor design software, today reported record revenue for its fourth quarter and fiscal year ended April 2, 2006. For the fourth quarter, Magma reported revenue of $44.0 million, an increase of 23.3 percent over the $35.7 million reported for the year-ago fourth quarter. Magma reported revenue of $164.0 million for the fiscal year, an increase of 12.4 percent over the $145.9 million the company achieved in fiscal 2005, ended March 31, 2005.

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(6.2) million, or $(0.18) per share (basic and diluted), for the fourth quarter, compared to a net loss of $(5.6) million, or $(0.16) per share (basic and diluted), for the year-ago fourth quarter. For fiscal 2006 Magma reported a GAAP net loss of $(20.9) million, or $(0.61) per share (basic and diluted), compared to a net loss of $(8.6) million, or $(0.25) per share (basic and diluted), for fiscal 2005.

Non-GAAP Results

Magma’s non-GAAP net income was $4.1 million for the quarter, or $0.10 per share (diluted), which compares to non-GAAP net income of $3.2 million, or $0.08 per share (diluted), for the year-ago fourth quarter. For fiscal 2006 Magma’s non-GAAP net income was $14.9 million, or $0.37 per share (diluted), compared to the company’s non-GAAP net income of $26.9 million, or $0.64 per share (diluted), for the year-ago fiscal year.

Non-GAAP net income for the fourth quarter of fiscal 2006 excludes the effects of amortization of developed technology, amortization of intangible assets, amortization of deferred stock-based compensation, charges associated with losses in equity investments, acquisition-related expenses and the tax effects of these adjustments. Non-GAAP net income for the fourth quarter of fiscal 2005 excludes the effects of amortization of developed technology, amortization of intangible assets, amortization of deferred stock-based compensation, acquisition-related expenses, miscellaneous marketing expenses, legal settlement expenses, charges associated with losses in equity investments and the tax effects of these adjustments. A reconciliation of our non-GAAP results to GAAP results is included in this press release.

The costs of Magma’s patent litigation with Synopsys continued to have an impact on profitability in the fourth quarter. Litigation expenses in the fourth quarter were $2.8 million, or $0.07 per share (diluted). In the fourth-quarter Magma generated cash flow from operations of approximately $9.8 million. The company generated $7.1 million free cash flow (defined as cash flow from operations less capital expenditures).

“We made significant accomplishments in the fourth quarter and fiscal 2006 as a whole,” said Rajeev Madhavan, chairman and CEO of Magma. “We achieved record revenue in each of the last four quarters and all key financial metrics finished within or above our target ranges. More and more customers are finding Magma to be the best software for designing large, complex and high-performance designs, and many have expressed a great deal of early interest in our recently announced Talus product line. We enter fiscal 2007 with a great deal of momentum.”

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effect of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, amortization of deferred stock-based compensation, in-process research and development charges, integration and other acquisition-related expenses, workforce realignment restructuring charges, and the tax effects of its non-GAAP adjustments (yielding a non-GAAP effective tax rate of 16.6 percent for fiscal 2006) and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items from the period expenses. The income statement line items affected are as follows: (1) cost of revenue, licenses; (2) cost of revenue, services; (3) total cost of revenue; (4) gross profit; (5) operating expenses, research and development; (6) operating expenses, general and administrative; (7) total operating expenses; (8) operating income (loss); (9) other income (expense), net; (10) total interest and other income (expense), net; (11) net income (loss) before income taxes; (12) benefit from (provision for) income taxes; (13) net income (loss); and (14) net income (loss) per share. To determine its non-GAAP provision for income taxes, Magma recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Magma’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Similarly, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, in order to make more consistent and meaningful evaluations of Magma’s operating expenses. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets, including both internal targets and publicly announced targets. Making this non-GAAP financial information available also helps investors compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges, such as those relating to workforce reductions executed in the ordinary course of business, should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

Reconciliation of Fourth Quarter GAAP and Non-GAAP Financial Results

Statement of Operations Reconciliation	Three Months Ended		Twelve Months Ended
(in thousands)	April 2, 2006	March 31, 2005	April 2, 2006	March 31, 2005
GAAP net loss	$(6,226)	$(5,614)	$(20,937)	$(8,581)
Amortization of developed technology	6,724	2,007	23,676	6,374
Amortization of intangible assets	2,697	4,763	11,849	18,011
Amortization of stock-based compensation	666	943	4,576	1,880
Acquisition related expenses	882	739	2,134	3,583
Legal settlement expense	—	125	750	125
Special assets write-off	—	293	—	293
Miscellaneous marketing expenses	—	(155)	—	(47)
In-process research and development	—	—	450	4,364
Restructuring charge	—	—	—	698
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(8,120)	—
Loss/(Gain) on equity investments	149	(191)	1,003	824
Tax effect	(835)	246	(430)	(622)

Non-GAAP net income	$4,057	$3,156	$14,951	$26,902

Earnings/(Loss) Per Share Reconciliation	Three Months Ended		Twelve Months Ended
	April 2, 2006	March 31, 2005	April 2, 2006	March 31, 2005
GAAP net loss per share	$(0.18)	$(0.16)	$(0.61)	$(0.25)
Amortization of developed technology	0.19	0.06	0.69	0.19
Amortization of intangible assets	0.08	0.14	0.35	0.53
Amortization of stock-based compensation	0.02	0.03	0.13	0.05
Acquisition related expenses	0.03	0.02	0.06	0.11
Legal settlement expense	—	—	0.02	—
Special assets write-off	—	0.01	—	0.01
Miscellaneous marketing expenses	—	(0.01)	—	—
In-process research and development	—	—	0.01	0.13
Restructuring charge	—	—	—	0.02
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(0.23)	—
Loss (Gain) on equity investments	—	(0.01)	0.03	0.02
Tax effect	(0.02)	0.01	(0.01)	(0.02)

Non-GAAP net income per share (basic)	$0.12	$0.09	$0.44	$0.79

Non-GAAP net income per share (diluted)	$0.10	$0.08	$0.37	$0.64

Basic shares used in calculation	34,677	34,329	34,348	33,861
Diluted shares used in calculation	40,887	41,767	40,158	42,156

Business Outlook

For Magma’s fiscal 2007 first quarter, ending July 2, 2006, the company expects total revenue in the range of $38 million to $42 million. GAAP net loss per share is expected to be in the range of $(0.38) to $(0.34) and non-GAAP earnings per share (EPS) is expected to be in the range of $0.00 to $0.04. A schedule showing a reconciliation of the projected non-GAAP EPS to GAAP projections is included in this release. A Financial Data Supplement containing detailed financial information intended to provide guidance and further insight into our business is available online at http://investor.magma-da.com/supplement.cfm in the Investor Relations section of the Magma website.

Conference Call

Magma will discuss the financial results for the recently completed quarter, including guidance going forward, during a live webcast and earnings call today at 1:30 p.m. PDT. The call will be available live by both webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/medialist.cfm. To listen live via telephone call either of the numbers below:

U.S. & Canada: (800) 661-8947, conference ID #7460143

Elsewhere: (706) 634-2358, conference ID #7460143

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/medialist.cfm through May 4, 2006. Those without Internet access may listen to a replay of the call by telephone through May 4 by calling:

U.S. & Canada: (800) 642-1687, conference ID #7460143

Elsewhere: (706) 645-9291, conference ID #7460143

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section and in quotations from Magma’s management. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov). Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma’s software for integrated circuit (IC) design is recognized as embodying the best in semiconductor technology. The world’s top chip companies use Magma’s EDA software to design and verify complex, high-performance ICs for communications, computing, consumer electronics and networking applications, while at the same time reducing design time and costs. Magma provides software for IC implementation, analysis, physical verification, characterization and programmable logic design, and the company’s integrated RTL-to-GDSII design flow offers “The Fastest Path from RTL to Silicon”™. Magma is headquartered in Santa Clara, Calif. with offices around the world. Magma’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “The Fastest Path from RTL to Silicon” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	April 2, 2006	March 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$58,550	$20,622
Restricted cash	58	2,950
Short-term investments	38,608	114,896
Accounts receivable, net	33,848	33,851
Prepaid expenses and other current assets	4,097	7,088

Total current assets	135,161	179,407
Property and equipment, net	20,062	21,309
Intangibles, net	75,735	69,573
Goodwill	43,985	43,194
Restricted cash	3,841	—
Other assets	5,280	5,741

Total assets	$284,064	$319,224

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,479	$3,010
Accrued expenses	31,833	22,321
Deferred revenue, current	24,622	20,745

Total current liabilities	58,934	46,076

Convertible subordinated notes	105,500	150,000
Other long-term liabilities	5,728	1,749

Total non-current liabilities	111,228	151,749

Total liabilities	170,162	197,825

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	286,336	261,627
Deferred stock-based compensation	(2,020)	(5,749)
Accumulated deficit	(136,581)	(115,644)
Treasury stock at cost	(32,651)	(16,606)
Accumulated other comprehensive loss	(1,186)	(2,233)

Total stockholders’ equity	113,902	121,399

Total liabilities and stockholders’ equity	$284,064	$319,224

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

(Unaudited)	For the Quarter Ended April 2, 2006			For the Quarter Ended March 31, 2005
	GAAP Basis	Adjust- ments	Non-GAAP Basis	GAAP Basis	Adjust- ments	Non-GAAP Basis
Revenue:
Licenses	$37,747	$—	$37,747	$30,165	$—	$30,165
Services	6,258	—	6,258	5,513	—	5,513

Total revenue	44,005	—	44,005	35,678	—	35,678
Cost of revenue:
Licenses	6,753	(6,724)	29	2,158	(2,007)	151
Services	4,797	(27)	4,770	3,927	—	3,927

Total cost of revenue	11,550	(6,751)	4,799	6,085	(2,007)	4,078

Gross profit	32,455	6,751	39,206	29,593	2,007	31,600

Operating expenses:
Research and development	12,749	(882)	11,867	11,400	(739)	10,661
In-process research and development	—	—	—	—	—	—
Sales and marketing	13,061	—	13,061	10,665	155	10,820
General and administrative	10,084	—	10,084	6,401	(418)	5,983
Amortization of intangible assets	2,697	(2,697)	—	4,763	(4,763)	—
Amortization of stock-based compensation	639	(639)	—	943	(943)	—
Restructuring charge	—	—	—	—	—	—

Total operating expenses	39,230	(4,218)	35,012	34,172	(6,708)	27,464

Operating income (loss)	(6,775)	10,969	4,194	(4,579)	8,715	4,136

Interest and other income (expense):
Interest income	833	—	833	627	—	627
Interest expense	(220)	—	(220)	(250)	—	(250)
Other income (expense), net	(207)	149	(58)	(351)	(191)	(542)

Total interest and other income (expense), net	406	149	555	26	(191)	(165)

Net income (loss) before income taxes	(6,369)	11,118	4,749	(4,553)	8,524	3,971
Benefit from (provision for) income taxes	143	(835)	(692)	(1,061)	246	(815)

Net income (loss)	$(6,226)	$10,283	$4,057	$(5,614)	$8,770	$3,156

Net income (loss) per share – basic	$(0.18)		$0.12	$(0.16)		$0.09

Net income (loss) per share – diluted*	$(0.18)		$0.10	$(0.16)		$0.08

Shares used in calculation:
Basic	34,677		34,677	34,329		34,329

Diluted*	34,677		40,887	34,329		41,767

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

(Unaudited)

	For the Twelve Months Ended April 2, 2006			For the Twelve Months Ended March 31, 2005
	GAAP Basis	Adjust- ments	Non-GAAP Basis	GAAP Basis	Adjust- ments	Non-GAAP Basis
Revenue:
Licenses	$139,251	$—	$139,251	$123,995	$—	$123,995
Services	24,793	—	24,793	21,946	—	21,946

Total revenue	164,044	—	164,044	145,941	—	145,941

Cost of revenue:
Licenses	24,352	(23,676)	676	6,902	(6,374)	528
Services	17,363	(78)	17,285	15,314	(1)	15,313

Total cost of revenue	41,715	(23,754)	17,961	22,216	(6,375)	15,841

Gross profit	122,329	23,754	146,083	123,725	6,375	130,100

Operating expenses:
Research and development	45,935	(2,134)	43,801	41,716	(3,583)	38,133
In-process research and development	450	(450)	—	4,364	(4,364)	—
Sales and marketing	46,408	—	46,408	44,654	47	44,701
General and administrative	39,718	(750)	38,968	18,057	(418)	17,639
Amortization of intangible assets	11,849	(11,849)	—	18,011	(18,011)	—
Amortization of stock-based compensation	4,498	(4,498)	—	1,879	(1,879)	—
Restructuring charge	—	—	—	698	(698)	—

Total operating expenses	148,858	(19,681)	129,177	129,379	(28,906)	100,473

Operating income (loss)	(26,529)	43,435	16,906	(5,654)	35,281	29,627

Interest and other income (expense):
Interest income	2,875	—	2,875	2,287	—	2,287
Interest expense	(849)	—	(849)	(996)	—	(996)
Other income (expense), net	6,115	(7,117)	(1,002)	(1,082)	824	(258)

Total interest and other income (expense), net	8,141	(7,117)	1,024	209	824	1,033

Net income (loss) before income taxes	(18,388)	36,318	17,930	(5,445)	36,105	30,660
Provision for income taxes	(2,549)	(430)	(2,979)	(3,136)	(622)	(3,758)

Net income (loss)	$(20,937)	$35,888	$14,951	$(8,581)	$35,483	$26,902

Net income (loss) per share – basic	$(0.61)		$0.44	$(0.25)		$0.79

Net income (loss) per share – diluted*	$(0.61)		$0.37	$(0.25)		$0.64

Shares used in calculation:
Basic	34,348		34,348	33,861		33,861

Diluted*	34,348		40,158	33,861		42,156

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

MAGMA DESIGN AUTOMATION, INC.

AS OF APRIL 2, 2006

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET INCOME PER SHARE AND NET INCOME

(Unaudited)

Quarter Ending July 2, 2006
GAAP diluted net loss per share	$ (0.38) to $ (0.34)
Amortization of developed technology and intangibles	$0.24
Amortization of deferred stock-based compensation	$0.12
Acquisition related expenses	$0.02
Non-GAAP diluted net income per share	$0.00 to $0.04

(in millions)	Quarter Ending July 2, 2006
GAAP net loss	$ (16) to $ (14)
Amortization of developed technology and intangibles	$10
Amortization of deferred stock-based compensation	$5
Acquisition related expenses	$1
Non-GAAP net income	$0 to $2